UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1. Reports to Shareholders.

Brookfield Investment Management
2018
SEMI-ANNUAL REPORT
March 31, 2018
Center Coast Brookfield MLP Focus Fund

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With more than $18 billion of assets under management as of March 31, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $285 billion of assets under management as of March 31, 2018. For more information, go to www.brookfield.com.
Center Coast Brookfield MLP Focus Fund is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Center Coast Brookfield MLP Focus Fund (the “Fund”) for the period from December 1, 2017 to March 31, 2018 (the “Period”). The Fund changed its fiscal year end from November 30 to September 30.
The Alerian MLP Index declined 12.0% during the six-month period ended March 31, 2018. Energy infrastructure companies, as measured by the Alerian index, rallied in December and January, but reversed quickly in February before accelerating downward from mid-March to quarter-end.
The acceleration into quarter-end came after the Federal Energy Regulatory Commission (FERC) announced that regulated interstate gas and oil pipelines within the Master Limited Partnership (“MLP”) structure would no longer be able to recover an income tax allowance in cost-of-service rate-making. The unexpected policy change caused a sell-off across all midstream equities. Most pipelines today operate under negotiated rate agreements, so we believe that the overall impact on the midstream sector should be limited.
We continue to believe that energy infrastructure fundamentals remain robust. Production across all hydrocarbons continues to push past record levels and drive meaningful growth across the midstream sector. We also saw a continued movement towards structural simplification and less reliance on equity markets. Additionally, commodity prices have stabilized and exploration & production companies (midstream energy customers) have transitioned from bankruptcy risk in 2016 to paying dividends and buying back stock.
Despite these trends, valuations remain depressed across all historical measures. We believe this cycle will turn, as it has in prior cycles, and that market sentiment will catch up with fundamentals.
In addition to performance information, this report provides the Fund’s unaudited financial statements and schedule of investments as of March 31, 2018.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfield.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield MLP Focus Fund
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2018 Semi-Annual Report1

Letter to Shareholders (continued)

Past performance is no guarantee of future results.
Must be preceded or accompanied by a prospectus.
The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology.
The Alerian Energy Infrastructure Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX).
Indexes are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of the Center Coast Brookfield MLP Focus Fund.
2Brookfield Investment Management Inc.

About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (12/01/17)	Ending Account Value (03/31/18)	Expenses Paid During Period (12/01/17– 03/31/18)
Actual
Class A Shares	1.43%	$1,000.00	$ 915.20	$4.53 (1)
Class C Shares	2.17%	1,000.00	913.20	6.88 (1)
Class I Shares(3)	1.18%	1,000.00	862.30	1.62 (2)
Class Y Shares	1.18%	1,000.00	916.60	3.74 (1)
Hypothetical (assuming a 5% return before expenses)(4)
Class A Shares	1.43%	1,000.00	1,011.85	4.76 (1)
Class C Shares	2.17%	1,000.00	1,009.38	7.23 (1)
Class I Shares(3)	1.18%	1,000.00	1,005.66	1.74 (1)
Class Y Shares	1.18%	1,000.00	1,012.67	3.93 (1)
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 121/365 (to reflect a period from December 1, 2017 through March 31, 2018).
(2)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 54/365 (to reflect a period from February 5, 2018 through March 31, 2018).
(3)	Class I was incepted on February 5, 2018.
(4)	Please note that while Class I was incepted on February 5, 2018, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period December 1, 2017 to March 31, 2018.
2018 Semi-Annual Report3

Fund Performance  (Unaudited)
All Periods Ended March 31, 2018

Average Annual Total Returns for Periods Ended March 31, 2018.	Six Months†	1 Year	3 Year	5 Year	Since Inception
Class A Shares (excluding sales charge)	-13.19%	-19.35%	-8.69%	-3.44%	0.82% [1]
Class A Shares (including sales charge)	-18.06%	-23.87%	-10.17%	-4.38%	0.15% [1]
Class C Shares (excluding sales charge)	-13.59%	-19.92%	-9.39%	-4.18%	0.02% [1]
Class I Shares	N/A	N/A	N/A	N/A	-13.77% [2]
Class Y Shares	-13.09%	-19.07%	-8.47%	-3.21%	1.03% [1]
S&P 500 Index[3]	5.84%	13.99%	10.78%	13.31%	13.13% [1]
Alerian MLP Index[4]	-11.96%	-20.07%	-11.24%	-5.85%	0.77% [1]
† Returns for less than one year are not annualized.
1 Classes A, C and Y were incepted on December 31, 2010.
2 Class I commenced operations on February 5, 2018.
3 The S&P 500® Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indexes are not managed and an investor cannot invest directly in an index.
4 The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. Indexes are not managed and an investor cannot invest directly in an index.
Performance data quoted represents past performance and is no guarantee of future results. S&P 500 Index and Alerian MLP Index references Class A’s inception date. Total return figures include the reinvestment of dividends and capital gains, and as the Fund is taxable as a “C” corporation, performance is net of federal, state and local taxes paid by the Fund. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (855) 244-4859.
Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. The Fund offers multiple share classes, which are subject to different sales charges and distribution and servicing fees. As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history.
Brookfield Investment Management Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total annual fund operating expenses (i.e., the Fund’s gross expense ratios) (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business), at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.46% for Class T Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares, as applicable to investors respectively. The fee waiver and expense reimbursement arrangement will continue for two years following the Fund’s Reorganization and may not be terminated by the Fund or the Adviser before such time. Current performance of the Fund may be lower or higher than the performance quoted. Performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will
4Brookfield Investment Management Inc.

Fund Performance  (Unaudited) (continued)
All Periods Ended March 31, 2018

impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.
The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax treatment as a direct investment in the MLP. Because deferred tax liability may be reflected in the daily NAV, the MLP Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.
2018 Semi-Annual Report5

Center Coast Brookfield MLP Focus Fund
Portfolio Characteristics  (Unaudited)
March 31, 2018

Asset Allocation by Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified Midstream	34.0%
Large-cap Petroleum Transportation & Storage	20.0%
E&P-sponsored Gathering & Processing	12.1%
Natural Gas Transportation & Storage	11.0%
Gathering & Processing	5.5%
Sponsored Petroleum Transportation & Storage	3.3%
Other Fee-Based	1.0%
Compression	1.0%
General Partner (K-1)	0.6%
Small-cap Petroleum Transportation & Storage	0.4%
Total Master Limited Partnership Shares	88.9%
Common Stocks
Midstream C-Corps	9.9%
Large-cap Petroleum Transportation & Storage	0.2%
Total Common Stocks	10.1%
Liabilities in Excess of Other Assets	1.0%
Net Assets	100.0%

TOP TEN HOLDINGS
MPLX LP	7.8%
Andeavor Logistics LP	7.0%
Energy Transfer Partners LP	6.9%
Enterprise Products Partners LP	6.5%
Williams Partners LP	5.9%
Western Gas Partners LP	5.8%
Spectra Energy Partners LP	5.7%
Targa Resources Corp.	5.5%
EnLink Midstream Partners LP	5.4%
NuStar Energy LP	4.8%
6Brookfield Investment Management Inc.

Center Coast Brookfield MLP Focus Fund
Schedule of Investments (Unaudited)
March 31, 2018

	Shares	Value
COMMON STOCKS – 10.1%
Large-cap Petroleum Transportation & Storage – 0.2%
Enbridge Energy Management LLC [1]	406,182	$ 3,712,503
Midstream C-Corps – 9.9%
ONEOK, Inc.	1,458,765	83,032,904
SemGroup Corp	1,065,335	22,798,169
Targa Resources Corp.	3,029,479	133,297,076
Total Midstream C-Corps		239,128,149
Total COMMON STOCKS (Cost $152,299,211)		242,840,652
MASTER LIMITED PARTNERSHIP SHARES – 88.9%
Compression – 1.0%
USA Compression Partners LP	1,390,784	23,545,973
Diversified Midstream – 34.0%
Andeavor Logistics LP	3,734,600	167,347,426
Energy Transfer Partners LP	10,293,671	166,963,342
Enterprise Products Partners LP	6,336,753	155,123,713
MPLX LP	5,638,281	186,288,804
Williams Partners LP	4,082,255	140,552,040
Total Diversified Midstream		816,275,325
E&P-Sponsored Gathering & Processing – 12.1%
EnLink Midstream Partners LP	9,506,532	129,859,227
Rice Midstream Partners LP	1,173,060	21,232,386
Western Gas Partners LP	3,250,084	138,681,084
Total E&P-sponsored Gathering & Processing		289,772,697
Gathering & Processing – 5.5%
Crestwood Equity Partners LP	944,841	24,187,930
DCP Midstream LP	2,424,024	85,131,723
Summit Midstream Partners LP	1,716,143	24,111,809
Total Gathering & Processing		133,431,462
General Partner (K-1) – 0.6%
NuStar GP Holdings LLC	1,329,278	15,353,161
Large-Cap Petroleum Transportation & Storage – 20.0%
Buckeye Partners LP	2,723,212	101,820,897
Enbridge Energy Partners LP	6,924,689	66,754,002
Magellan Midstream Partners LP	1,458,038	85,076,517
NuStar Energy LP [2]	5,656,275	115,331,447
Plains All American Pipeline LP	5,118,576	112,762,229
Total Large-cap Petroleum Transportation & Storage		481,745,092
Natural Gas Transportation & Storage – 11.0%
EQT Midstream Partners LP	370,289	21,858,160
Spectra Energy Partners LP	4,094,681	137,745,069
TC PipeLines LP	2,997,725	103,991,080
Total Natural Gas Transportation & Storage		263,594,309
Other Fee-Based – 1.0%
Martin Midstream Partners LP	1,794,169	24,221,282

See Notes to Financial Statements.
2018 Semi-Annual Report7

Center Coast Brookfield MLP Focus Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2018

	Shares	Value
MASTER LIMITED PARTNERSHIP SHARES (continued)
Small-Cap Petroleum Transportation & Storage – 0.4%
USD Partners LP	836,971	$ 8,662,650
Sponsored Petroleum Transportation & Storage – 3.3%
Phillips 66 Partners LP	1,181,125	56,434,153
Shell Midstream Partners LP	1,087,156	22,884,634
Total Sponsored Petroleum Transportation & Storage		79,318,787
Total MASTER LIMITED PARTNERSHIP SHARES (Cost $2,309,344,847)		2,135,920,738
Total Investments – 99.0% (Cost $2,461,644,058)		2,378,761,390
Other Assets in Excess of Liabilities – 1.0%		23,830,626
TOTAL NET ASSETS – 100.0%		$2,402,592,016

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LLC— Limited Liability Company
LP— Limited Partnership

1	— Non-income producing security.
2	— Affiliate issuer. (Note 8)

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Statement of Assets and Liabilities (Unaudited)
March 31, 2018

Assets:
Investments in securities, at value (cost $2,461,644,058)	$2,378,761,390
Cash	22,509,867
Receivable for investments sold	10,716,368
Receivable for fund shares sold	6,266,550
Prepaid expenses	79,986
Total assets	2,418,334,161
Liabilities:
Payable for investments purchased	7,687,888
Payable for fund shares purchased	4,008,531
Investment advisory fee payable (Note 4)	2,141,195
Distribution fee payable	928,750
Administration fee payable (Note 4)	330,982
Franchise tax payable	86,950
Trustees' fees payable	15,000
Accrued expenses	542,849
Total liabilities	15,742,145
Commitments and contingencies (Note 9)
Net Assets	$2,402,592,016
Composition of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	2,910,766,880
Accumulated net investment loss	(205,295,828)
Accumulated net realized loss on investments	(105,629,075)
Net unrealized depreciation on investments	(197,249,961)
Net assets applicable to capital stock outstanding	$2,402,592,016
Net Assets
Class A Shares - Net Assets	$ 340,158,625
Shares outstanding	53,417,012
Net asset value and redemption price per share	$ 6.37
Offering price per share based on a maximum sales charge of	$ 6.69
Class C Shares - Net Assets	$ 574,174,811
Shares outstanding	97,494,473
Net asset value and redemption price per share	$ 5.89
Class I Shares - Net Assets	$ 216
Shares outstanding	33
Net asset value and redemption price per share	$ 6.48*
Class Y Shares - Net Assets	$1,488,258,364
Shares outstanding	229,379,302
Net asset value and redemption price per share	$ 6.49

*	Net asset value does not recalculate due to fractional shares outstanding.

See Notes to Financial Statements.
2018 Semi-Annual Report9

CENTER COAST BROOKFIELD MLP FOCUS FUND
Statement of Operations (Unaudited)
For the Period Ended March 31, 2018

Investment Income (Note 2):
Distributions from master limited partnerships from:
Unaffiliated master limited partnerships	$ 45,706,753
Affiliated master limited partnerships	5,065,917
Less return of capital on distributions from:
Unaffiliated master limited partnerships	(45,690,148)
Affiliated master limited partnerships	(5,065,917)
Distributions from corporations	4,942,948
Less return of capital distributions from corporations	(372,862)
Interest	498
Total investment income	4,587,189
Expenses:
Investment advisory fees (Note 4)	8,814,649
Administration fees (Note 4)	860,607
Distribution fees - Class A	315,798
Distribution fees - Class C	2,195,148
Transfer agency fees	213,568
Registration fees	121,406
Audit and tax services	105,989
Fund accounting servicing fees	97,623
Reports to stockholders	82,017
Franchise tax	39,730
Custodian fees	36,475
Legal fees	31,618
Trustees' fees	29,716
Miscellaneous	22,467
Insurance	15,524
Total operating expenses	12,982,335
Net Investment loss, before taxes	(8,395,146)
Net investment loss	(8,395,146)
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments in unaffiliated companies	30,039,645
Net realized gain on investments	30,039,645
Net change in unrealized depreciation on:
Investments in unaffiliated companies	(183,306,938)
Investments in affiliated companies	(38,943,655)
Net change in unrealized depreciation	(222,250,593)
Net realized and unrealized loss on investments	(192,210,948)
Net decrease in net assets resulting from operations	$(200,606,094)

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Statements of Changes in Net Assets

	For the Period Ended March 31, 2018 (Unaudited)	For the Fiscal Year Ended November 30, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (8,395,146)	$ (37,667,955)
Net realized gain on investments	30,039,645	24,353,399
Net unrealized depreciation on investments	(222,250,593)	(190,655,524)
Net decrease in net assets resulting from operations	(200,606,094)	(203,970,080)
Distributions to Shareholders (Note 2):
From return of capital:
Class A shares	(9,003,617)	(36,826,259)
Class C shares	(16,661,951)	(70,244,807)
Class I shares	(4)	—
Class Y shares	(38,200,230)	(131,027,418)
Total distributions	(63,865,802)	(238,098,484)
Capital Stock Transactions (Note 6):
Subscriptions	514,575,330	1,100,942,631
Reinvestment of distributions	59,723,148	228,728,796
Redemption	(427,710,620)	(969,472,726)
Net increase in net assets from capital share transactions	146,587,858	360,198,701
Total decrease in net assets	(117,884,038)	(81,869,863)
Net Assets:
Beginning of period	2,520,476,054	2,602,345,917
End of period	$2,402,592,016	$2,520,476,054
Accumulated net investment loss	$ (205,295,828)	$ (196,900,682)

See Notes to Financial Statements.
2018 Semi-Annual Report11

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Period Ended March 31,	For the Year Ended November 30,
Class A	2018 (Unaudited)[2]	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset Value, Beginning of Period	$ 7.03	$ 8.23	$ 8.30	$ 11.49	$ 11.02	$ 10.13
Income from investment Operations:
Net investment loss[1]	(0.02)	(0.11)	(0.05)	(0.04)	(0.08)	(0.10)
Return of capital[1]	0.11	0.36	0.37	0.34	0.33	0.39
Net realized and unrealized gain (loss) on investments[1,3]	(0.58)	(0.79)	0.29	(2.77)	0.90	1.27
Total from investment operations	(0.49)	(0.52)	0.61	(2.47)	1.15	1.56
Distributions to Shareholders:
From net investment income	—	—	—	—	(0.30)	—
From return of capital	(0.17)	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions to shareholders	(0.17)	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)
Net Asset Value, End of Period	$ 6.37	$ 7.03	$ 8.23	$ 8.30	$ 11.49	$ 11.02
Total Return†	-8.48% [9]	-6.88%	8.17%	-22.27%	10.62%	15.67% [4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$340,159	$660,663	$796,542	$841,555	$1,056,466	$762,945
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.43% [10]	1.44%	1.46%	1.47%	1.44%	1.46%
Expense recoupment/(waivers)	—% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax expense	1.43% [10]	1.44%	1.46%	1.47%	1.44%	1.49%
Deferred tax expense/(benefit)[5,6]	—% [10]	—%	5.61%	(14.59)%	5.62%	7.49% [7]
Total expenses/(benefit)	1.43% [10]	1.44%	7.07%	(13.12)%	7.06%	8.98% [7]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.91)% [10]	(1.39)%	(1.10)%	(0.95)%	(1.20)%	(1.46)%
Expense recoupment/(waivers)	—% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.91)% [10]	(1.39)%	(1.10)%	(0.95)%	(1.20)%	(1.49)%
Deferred tax benefit[6,8]	—% [10]	0.09%	0.41%	0.59%	0.50%	0.61% [7]
Net investment loss	(0.91)% [10]	(1.30)%	(0.69)%	(0.36)%	(0.70)%	(0.88)% [7]
Portfolio turnover rate	16% [9]	32%	60%	51%	55%	9%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended March 31, 2018 and are not necessarily indicative of a full six months of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	For the year ended November 30, 2013, total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[6]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.
[8]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[9]	Not Annualized.
[10]	Annualized.

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Period Ended March 31,	For the Year Ended November 30,
Class C	2018 (Unaudited)[2]	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset Value, Beginning of Period	$ 6.54	$ 7.75	$ 7.91	$ 11.08	$ 10.72	$ 9.94
Income from investment Operations:
Net investment loss[1]	(0.04)	(0.16)	(0.11)	(0.11)	(0.16)	(0.15)
Return of capital[1]	0.10	0.36	0.35	0.32	0.32	0.38
Net realized and unrealized gain (loss) on investments[1,3]	(0.54)	(0.73)	0.28	(2.66)	0.88	1.22
Total from investment operations	(0.48)	(0.53)	0.52	(2.45)	1.04	1.45
Distributions to Shareholders:
From net investment income	—	—	—	—	(0.30)	—
From return of capital	(0.17)	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions to shareholders	(0.17)	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)
Net Asset Value, End of Period	$ 5.89	$ 6.54	$ 7.75	$ 7.91	$ 11.08	$ 10.72
Total Return†	-8.68% [9]	-7.44%	7.40%	-22.93%	9.87%	14.84% [4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$574,175	$660,663	$796,542	$841,555	$1,056,466	$762,945
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	2.17% [10]	2.19%	2.21%	2.22%	2.19%	2.21%
Expense recoupment/(waivers)	—% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax expense	2.17% [10]	2.19%	2.21%	2.22%	2.19%	2.24%
Deferred tax expense/(benefit)[5,6]	—% [10]	—%	5.61%	(14.59)%	5.62%	7.49% [7]
Total expenses/(benefit)	2.17% [10]	2.19%	7.82%	(12.37)%	7.81%	9.72% [7]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(1.65)% [10]	(2.14)%	(1.85)%	(1.70)%	(1.95)%	(2.21)%
Expense recoupment/(waivers)	—% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax benefit	(1.65)% [10]	(2.14)%	(1.85)%	(1.70)%	(1.95)%	(2.24)%
Deferred tax benefit[6,8]	—% [10]	0.09%	0.41%	0.59%	0.50%	0.61% [7]
Net investment loss	(1.65)% [10]	(2.05)%	(1.44)%	(1.11)%	(1.45)%	(1.62)% [7]
Portfolio turnover rate	16% [9]	32%	60%	51%	55%	9%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended March 31, 2018 and are not necessarily indicative of a full six months of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	For the year ended November 30, 2013, total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[6]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.
[8]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[9]	Not Annualized.
[10]	Annualized.

See Notes to Financial Statements.
2018 Semi-Annual Report13

Center Coast Brookfield MLP Focus Fund
Financial Highlights

For the Period Ended March 31,
Class I	2018 [2,3] (Unaudited)
Per Share Operating Performance:
Net asset Value, Beginning of Period	$ 7.81
Income from investment Operations:
Net investment income[1]	(0.00) [4]
Return of capital	0.05
Net realized and unrealized gain (loss) on investments	(1.27)
Total from investment operations	(1.22)
Distributions to Shareholders:
From net investment income	—
From return of capital	(0.11)
Total distributions to shareholders	(0.11)
Net Asset Value, End of Period	$ 6.48
Total Return†	-13.77% [5]
Ratios and Supplemental Data:
Net assets, End of Period	$ 216
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.18% [6]
Expense recoupment/(waivers)	—% [6]
Net of expense recoupment/(waivers) and before deferred tax expense	1.18% [6]
Deferred tax expense/(benefit)	—% [6]
Total expenses/(benefit)	1.18% [6]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.06)% [6]
Expense recoupment/(waivers)	—% [6]
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.06)% [6]
Deferred tax benefit	—% [6]
Net investment income	(0.06)% [6]
Portfolio turnover rate	16% [5]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended March 31, 2018 and are not necessarily indicative of a full six months of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Class I was incepted on February 5, 2018.
[4]	Rounds to less than $0.005.
[5]	Not Annualized.
[6]	Annualized.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Period Ended March 31,	For the Year Ended November 30,
Class Y4	2018 (Unaudited)[2]	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset Value, Beginning of Period	$ 7.16	$ 8.34	$ 8.38	$ 11.57	$ 11.06	$ 10.14
Income from investment Operations:
Net investment loss[1]	(0.02)	(0.09)	(0.03)	(0.01)	(0.05)	(0.09)
Return of capital[1]	0.11	0.39	0.38	0.34	0.32	0.39
Net realized and unrealized gain (loss) on investments[1,3]	(0.59)	(0.80)	0.29	(2.80)	0.91	1.29
Total from investment operations	(0.50)	(0.50)	0.64	(2.47)	1.19	1.59
Distributions to Shareholders:
From net investment income	—	—	—	—	(0.30)	—
From return of capital	(0.17)	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions to shareholders	(0.17)	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)
Net Asset Value, End of Period	$ 6.49	$ 7.16	$ 8.34	$ 8.38	$ 11.57	$ 11.06
Total Return†	-8.34% [10]	-6.53%	8.46%	-22.11%	10.95%	15.96% [5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,488,258	$1,490,129	$1,353,904	$1,144,976	$1,568,738	$642,660
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.18% [11]	1.19%	1.21%	1.22%	1.19%	1.21%
Expense recoupment/(waivers)	—% [11]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax expense	1.18% [11]	1.19%	1.21%	1.22%	1.19%	1.24%
Deferred tax expense/(benefit)[6,7]	—% [11]	—%	5.61%	(14.59)%	5.62%	7.49% [8]
Total expenses/(benefit)	1.18% [11]	1.19%	6.82%	(13.37)%	6.81%	8.73% [8]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.66)% [11]	(1.14)%	(0.85)%	(0.70)%	(0.95)%	(1.21)%
Expense recoupment/(waivers)	—% [11]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.66)% [11]	(1.14)%	(0.85)%	(0.70)%	(0.95)%	(1.24)%
Deferred tax benefit[7,9]	—% [11]	0.09%	0.41%	0.59%	0.50%	0.61% [8]
Net investment loss	(0.66)% [11]	(1.05)%	(0.44)%	(0.11)%	(0.45)%	(0.62)% [8]
Portfolio turnover rate	16% [10]	32%	60%	51%	55%	9%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended March 31, 2018 and are not necessarily indicative of a full six months of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Prior to February 3, 2018 this Fund operated under a different name. Please see Note 1 of the Notes to Financial Statements for details of this name change. Effective before the opening of business on February 5, 2018, the Institutional share classe was redesignated as Y. See Note 1 for further information.
[5]	For the year ended November 30, 2013, total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[8]	Ratios have been restated due to a change in accounting methodology.
[9]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[10]	Not Annualized.
[11]	Annualized.

See Notes to Financial Statements.
2018 Semi-Annual Report15

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited)
March 31, 2018

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of six different series of underlying portfolios as of March 31, 2018. Center Coast Brookfield MLP Focus Fund (the ‘‘Fund’’), a series of the Trust, is non-diversified as that term is defined in the 1940 Act. The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.
Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund is a newly created series of the Trust, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history. The Predecessor Fund commenced operations on December 31, 2010. The Fund's Class I Shares commenced operations on February 5, 2018.
Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability (or asset) associated with the unrealized appreciation (or depreciation) of its investments in excess (or deficit) of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any realized gains (or losses) and net operating income (or loss). The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund uses a valuation allowance to fully allow for any deferred tax assets or benefits. Deferred income tax expense for a given period represents an estimate of the Fund's potential tax expense if it were to recognize the unrealized gains in the portfolio and/or if it were to realize gains on the portfolio and/or incur a net operating gain. An estimate of deferred tax expense is dependent upon the Fund's realized and unrealized gains on investments and on its net investment income (loss). Accordingly, such deferred tax expenses may vary greatly from year to year and from day to day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year. For the Predecessor Fund's fiscal year ended November 30, 2017, the Predecessor Fund's deferred income tax expense (benefit) was zero, and the Predecessor Fund's net deferred tax asset was completely offset by a full valuation allowance.
Brookfield Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the
16Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in
2018 Semi-Annual Report17

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the
18Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2018:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks	$ 242,840,652	$ —	$ —	$ 242,840,652
Master Limited Partnership Shares	2,135,920,738	—	—	2,135,920,738
Total Investments	$2,378,761,390	$ —	$ —	$2,378,761,390
For further information regarding security characteristics, see the Schedule of Investments.
During the period ended March 31, 2018, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The value of the Fund’s investments in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Return of Capital Estimates: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information
2018 Semi-Annual Report19

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

received from MLPs after their tax reporting periods are concluded. For the period ended March 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2019. For the period ended March 31, 2018, the Fund’s distributions were expected to be comprised of 100% return of capital.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are
20Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
3.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. On December 22, 2017 (Date of Enactment), President Trump signed tax reform legislation, which includes a broad range of tax reform provisions. The federal income tax rate for corporations changed to 21% for taxable years beginning after December 31, 2017, which may have a material impact on future financial statements. The change in federal income tax rate is recorded on the Date of Enactment. As a result of the tax legislation enacted on December 22, 2017, the Fund adjusted its estimates of its net deferred tax asset balance to reflect the reduction in the corporate rate from 35% to 21%. The Fund’s net deferred tax asset balance was reduced, and continued to be completely offset by a full valuation allowance. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated tax rate of 2.58% for state and local tax.
The Fund's income tax provision consists of the following as of March 31, 2018:
Deferred tax expense (benefit)
Federal	$(10,231,619)
State	(5,190,190)
Change in valuation allowance	15,421,809
Total deferred tax expense	$ —
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:
	Amount	Rate
Application of statutory income tax rate	$(42,127,278)	(21.00)%
State income taxes net of federal benefit	(5,178,386)	(2.58)%
Change in Federal/State rate due to tax reform	31,991,700	15.95%
Change in valution allowance	15,421,809	7.69%
Effect of permanent & temporary differences	(107,845)	(0.06)%
Total income tax expense	$ —	—%
For the period ended March 31, 2018, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 23.58% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax
2018 Semi-Annual Report21

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of March 31, 2018 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 89,942,736
Capital loss carryforward (tax basis)	121,285,556
Valuation Allowance	(106,736,341)
Total deferred tax assets	104,491,951
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(104,491,951)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. At March 31, 2018, the Fund has determined that a valuation allowance of $106,736,341 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
22Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of March 31, 2018, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
At March 31, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Amount
Expiration Date:
11/30/2033	$ 12,066,929
11/30/2035	126,671,855
11/30/2036	57,346,506
11/30/2037	20,408,471
11/30/2038	164,920,620
Total	$381,414,381
At March 31, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Amount
Expiration Date:
11/30/2020	$132,407,096
11/30/2021	319,838,371
11/30/2022	61,347,720
11/30/2023	734,673
Total	$514,327,860
At March 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,935,649,091	$564,450,668	$(121,338,369)	$443,112,299
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
4.Investment Advisory Agreements and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets.
2018 Semi-Annual Report23

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares, 1.46% for Class T Shares and 1.21% for Class Y Shares. The fee waiver and expense reimbursement arrangement will continue for two years following the Fund’s Reorganization and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to either reduce or increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment. Furthermore, following the closing of the Reorganization, the Adviser will not be able to seek reimbursement for amounts waived by the Predecessor Fund’s investment adviser prior to the Reorganization.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $0 for the period ended March 31, 2018. For the period ended March 31, 2018, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily net Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Prior to the Reorganization, the Fund had adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. In conjunction with the Reorganization, the Shareholder Servicing Plan was terminated following the close of business on February 2, 2018.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the period ended March 31, 2018, purchases and sales of investments, excluding U.S. Government securities, were $514,575,860 and $418,816,901, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the period ended March 31, 2018.
6.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each
24Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class Y” Shares, and “Class I” Shares.
The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.
	Center Coast Brookfield MLP Focus Fund
	2018 [1]		2017 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	7,008,472	$ 51,888,317	13,889,680	$ 112,959,556
Reinvestment of distributions	1,078,397	7,627,078	4,129,810	32,681,291
Redemptions	(7,229,922)	(52,127,607)	(20,350,725)	(164,184,604)
Net Increase (Decrease)	856,947	$ 7,387,788	(2,331,235)	$ (18,543,757)
Class C	Shares	Amount	Shares	Amount
Subscriptions	6,521,474	$ 45,017,763	16,109,846	$ 123,016,368
Reinvestment of distributions	2,345,038	15,376,343	9,145,807	67,438,747
Redemptions	(12,460,771)	(83,336,341)	(26,889,996)	(199,335,773)
Net Decrease	(3,594,259)	$ (22,942,235)	(1,634,343)	$ (8,880,658)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	55,704,546	$ 417,669,000	105,955,557	$ 864,966,707
Reinvestment of distributions	5,106,189	36,719,723	16,170,128	128,608,758
Redemptions	(39,652,110)	(292,246,672)	(76,149,722)	(605,952,349)
Net Increase	21,158,625	$ 162,142,051	45,975,963	$ 387,623,116
Class I3	Shares	Amount	Shares	Amount
Subscriptions	33	$ 250	—	$ —
Reinvestment of distributions	0 [4]	4	—	—
Redemptions	—	—	—	—
Net Increase	33	$ 254	—	$ —

1 For the Period Ended March 31, 2018.
2 For the Fiscal Year Ended November 30, 2017.
3 Class I incepted on February 5, 2018.
4 Rounds to less than 1 share.
7.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2018 for the Trust is $75,000,000. Advances are not collateralized by a first lien against a Fund’s assets. At March 31, 2018, the Fund did not have an amount outstanding on the credit facility, and did not use the credit facility during the period ended March 31, 2018.
8.Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that
2018 Semi-Annual Report25

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2018

were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.
Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Depreciation while Affiliated	Value End of Period	Return of Capital Distributions
NuStar Energy LP	$112,756,462	$46,584,557	$—	$—	$(38,943,655)	$115,331,447	$(5,065,917)

Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
NuStar Energy LP	3,880,126	1,776,149	—	5,656,275
As of March 31, 2018, the Fund owned 5.91% of the total outstanding shares of the issuer.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
On April 19, 2018, the Fund paid a distribution in the amount of $0.057 per common share, for a total of $21,632,137.
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
26Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP FOCUS FUND
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited)
March 31, 2018

At a meeting held on August 24, 2017, the Board, including a majority of the Independent Trustees, considered and approved the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and Center Coast Brookfield MLP Focus Fund (the “Focus Fund”). In approving the Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Focus Fund and its shareholders. The Board of Trustees considered a wide range of information, including information received from the Adviser. This information formed the primary (but not exclusive) basis for the Board's determinations. In determining whether to approve the Advisory Agreement, the Board considered the following information and made the conclusions as described below.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser would be responsible for managing the Focus Fund’s investment program, the general operations and the day-to-day management of the Focus Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates were satisfactory and that there was a reasonable basis on which to conclude that it would provide a high quality of investment services to the Focus Fund. The Board's conclusion was based, in part, upon 1) a comprehensive description of the investment advisory and other services to be provided to the Focus Fund, 2) a list of personnel who would furnish such services and a description of their duties and qualifications, 3) performance data with respect to comparable investment companies and accounts managed by the Adviser, 4) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices, 5) recent financial statements of the Adviser and 6) information setting for the Adviser’s adherence to compliance policies and regulatory matters. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that would manage the Focus Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients. In addition, the Board considered the fact that the portfolio managers of the Focus Fund’s predecessor fund, Center Coast MLP Focus Fund (the “Predecessor Fund”), who are responsible for the day-to-day portfolio management of the Predecessor Fund, would become employees of Brookfield and continue to provide day-to-day portfolio management services to the Focus Fund following the Focus Fund's commencement of operations.
INVESTMENT PERFORMANCE. While the Focus Fund had not commenced operations at the time of the meeting, the Board did consider the Focus Fund's investment policies and strategy. In addition, the Board considered the performance of the Predecessor Fund’s portfolio managers and their management of the Predecessor Fund.
COST OF ADVISORY SERVICES AND PROFITS TO BROOKFIELD. The Board considered the proposed management fee payable under the Advisory Agreement, and took into account that the proposed fee was identical to the management fee for the Predecessor Fund.
The Board also took into consideration the fact that the Adviser had agreed to enter into an expense limitation agreement with the Focus Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Focus Fund's total annual operating expenses. The Board concluded that the contract rate advisory fee and net fund expenses for the Focus Fund were reasonable.
PROFITABILITY. As the Focus Fund had not commenced operations at the time of the meeting, the Board did not consider the anticipated profitability of the Adviser with respect to the Focus Fund. However, the Board specifically noted that the Adviser agreed to enter into a contractual expense limitation waiver for the Focus Fund, in order to limit the Focus Fund's net operating expenses.
ECONOMIES OF SCALE. The Board considered whether the possible realization by the Adviser of economies of scale in providing services to the Focus Fund would justify a reduction of the rate of the advisory fee as applied to larger amounts of assets under management.
In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Trustees, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory
2018 Semi-Annual Report27

CENTER COAST BROOKFIELD MLP FOCUS FUND
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited) (continued)
March 31, 2018

Agreement; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Trustees, unanimously approved the adoption of the Advisory Agreement.
28Brookfield Investment Management Inc.

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CENTER COAST BROOKFIELD MLP FOCUS FUND
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
30Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer (“CCO”)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available on the SEC's website at www.sec.gov. In addition, the Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Funds' proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 1, 2018

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: June 1, 2018